EXHIBIT 10.2

                             FOURTH AMENDMENT TO
                     AMENDED AND RESTATED LOAN AGREEMENT

      This FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
(the "AMENDMENT"), dated June , 1998 but effective as of May 29, 1998, is made by and between HENLEY HEALTHCARE, INC. ("BORROWER"), a Texas corporation formerly known as Lasermedics, Inc., and COMERICA BANK-TEXAS ("LENDER"), a Texas banking association.

RECITALS:

      A. Borrower and Lender entered into that certain Amended and Restated Loan Agreement dated as of June 30, 1997 (as the same may have heretofore been amended, modified, restated or supplemented from time to time, the "Loan Agreement").

      B. Borrower and Lender now desire to make certain changes to the Loan Agreement, all of which is more fully described hereinbelow, which such provisions contained below shall control over any inconsistencies with the foregoing recitals.

AGREEMENTS:

      In consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

      1. BORROWING BASE DEFINITION AMENDED. CLAUSE (C) of the definition of "Borrowing Base" contained in Section 1.1 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            (c) (i) prior to June 30, 1998, forty percent (40%) of the book value of the Obligors' Eligible Inventory (exclusive of Tens Units), and
      (ii) on June 30, 1998 and at all times thereafter, thirty percent (30%) of the book value of the Obligors' Eligible Inventory (exclusive of Tens Units) plus

      2. PERMITTED OVERAGE DEFINITION AMENDED. The definition of "Permitted Overage" contained in Section 1.1 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            "'PERMITTED OVERAGE' shall mean from May 29, 1998 through and including June 29, 1998, $1,000,000. After June 29, 1998, the "Permitted Overage" shall be $-0-."

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      3. REVOLVING NOTE DEFINITION AMENDED. The definition of "Revolving Note"
is hereby amended in its entirety to be and read as follows:

            "'REVOLVING NOTE' shall mean a promissory note, in the original principal sum of $9,000,000, dated as of May 29, 1998, and otherwise in the form of EXHIBIT B to this Agreement, and any and all renewals, extensions, modifications, rearrangements and/or replacements thereof."

      4. TANGIBLE NET WORTH STEP-UP DEFINITION AMENDED. The definition of "Tangible Net Worth Step-Up" contained in Section 1.1 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            "TANGIBLE NET WORTH STEP-UP" shall mean, on any date it is determined, an amount equal to the sum of (a) the greater of (x) the pro rata portion of the minimum quarterly Net Income requirement (if any) set forth in Section 6.20 hereof with respect to the applicable quarter or (y) seventy-five percent of the aggregate amount of Net Income of the Companies earned during each calendar month which has ended as of such date of determination, beginning with the calendar month ending January 31, 1998 plus (b) 100% of the net proceeds realized from the issuance of any equity securities or borrowings under the Subordinated Note (or other subordinated indebtedness approved by Bank in writing) by Borrower or its Subsidiaries during that period.

      5. SECTION 6.1.4 AAMENDED. Section 6.1.4 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            6.1.4.AGING AND BORROWING BASE CERTIFICATE. Furnish to the Bank (x) monthly by the 10th of each month and (y) beginning June 5, 1998, weekly as of the last Business Day of each week by the first Business Day of the following week, a Borrowing Base Certificate confirming that the sum of
      (1) the aggregate unpaid principal balance of all the Revolving Loans PLUS
      (2) the aggregate Letter of Credit Liabilities, does not exceed the Maximum Available Amount as then in effect (or if such is not the case, accompanied by a prepayment of the Revolving Note or Cover for Letters of Credit or a cancelled Letter of Credit, or combination thereof, in accordance with SECTION 2.8 of this Agreement), an aging as of the end of the preceding month of the Obligors' Accounts in a form satisfactory to the Bank, a summary of the Obligors' Inventory as of the end of such calendar month, prepared in reasonable detail and containing such other information as the Bank may request, and an aging as of the end of the preceding month of the Obligors' accounts payable in a form satisfactory to the Bank in its sole and absolute discretion. In addition, furnish the Bank by the 10th of the month, a Borrowing Base Certificate confirming that the sum of (1) the aggregate unpaid principal balance of all the Revolving Loans PLUS (2) the aggregate Letter of Credit Liabilities, does not exceed the Maximum Available Amount as then in effect (or if such is not the case, accompanied by a prepayment of the Revolving Note or Cover for Letters of Credit or a cancelled Letter of Credit, or a combination thereof, in accordance with

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      Section 2.8 of this Agreement).

      6. LEVERAGE RATIO AMENDED. Section 6.6 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            "6.6. MAINTAIN LEVERAGE RATIO. Have on a consolidated statement basis, at all times on or after June 29, 1998, a ratio of (a) Debt less the Debt evidenced by the Subordinated Debt Documents to (b) Effective Tangible Net Worth of not more than 2.50 to 1.00."

      7. SECTION 6.20 ADDED. A new Section 6.20 is hereby added to the Loan Agreement, such new section to read in its entirety as follows:

            6.20. MAINTAIN NET INCOME. Have on a consolidated basis, (i) for the quarter ending June 30, 1998, Net Income equal to or greater than $200,000, (ii) for the quarter ending September 30, 1998, Net Income equal to or greater than $400,000 and (iii) for the quarter ending on December 31, 1998, Net Income equal to or greater than $600,000.

      8. NEW EXHIBIT B ATTACHED. Exhibit B to the Loan Agreement (which is the form of Revolving Note) is hereby deleted in its entirety and there is hereby substituted therefor a new Exhibit B, which shall be in the form of Exhibit A attached hereto and incorporated herein by reference.

      9. CONSENTS REGARDING FOREIGN SUBSIDIARY. Lender hereby consents, for the purposes of Sections 7.4 and 7.6 of the Loan Agreement, to the Borrower's guaranty of up to (but no more than) $4,500,000 of indebtedness incurred by Henley Healthcare, B.V. ("Henley B.V."), a wholly-owned Subsidiary of the Borrower (Lender also consenting, for the purposes of Section 7.4 of the Loan Agreement, to the incurrence of such indebtedness by Henley B.V.). Henley B.V. shall not be required to execute any Additional Security Documents covering any of its assets. The Lender shall not require any pledge of the stock of Henley B.V. Henley B.V. shall constitute an "Approved Subsidiary" for purposes of the Loan Agreement, notwithstanding the failure to satisfy the conditions set forth in the definition of "Approved Subsidiary" set forth in the Loan Agreement as to Henley B.V.; provided, however, that the Borrower and its Subsidiaries (other than Henley B.V.) shall not be permitted to extend credit to Henley B.V. and provided further, however, that the Borrower and its Subsidiaries (other than Henley B.V.) shall not be permitted to make investments in Henley B.V.
which exceed, in the aggregate, $1,000,000.

      10. CERTAIN DEFINITIONS AND REFERENCES. Terms used but not defined herein, but which are defined in the Loan Agreement or in the other Loan Documents, shall have the meanings herein ascribed to them therein. The term "Agreement" as used in the Loan Agreement and the term "Loan Agreement," as used in the other Loan Documents or any other instrument, document or writing finished to Lender by Borrower shall mean the Loan Agreement as hereby amended.

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      11. CONDITIONS. No part of this Amendment shall become effective until the
Borrower shall have delivered (or shall have caused to be delivered) to Bank (unless otherwise waived or deferred by Bank) each of the following, in Proper
Form:

            (1) certificates dated as of the date hereof of the Secretary or any Assistant Secretary of Borrower authorizing the execution, delivery and performance of this Amendment, and such other related documents and information as Lender may request;

            (2)   Lender's facility fee in the amount of $60,000;

            (3) the replacement Revolving Note in the form attached hereto as Exhibit A, duly executed by Borrower;

            (4)   a dominion of fluids processing account agreement, in Proper
                  Form;

            (5)   a Joinder Agreement executed by Henley B.V.;

            (6) an Amendment to Subordination Agreement, duly executed and in Proper Form;

            (7)   a legal opinion of counsel for the Obligors, in Proper Form;

            (8) All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Amendment or incidental thereto and all other related legal matters shall have been satisfactory to and approved by Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., legal counsel for Bank.

      12. EXPENSES; INDEMNIFICATION. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, BORROWER WILL PAY ALL COSTS AND EXPENSES AND REIMBURSE LENDER FOR ANY AND ALL EXPENDITURES OF EVERY CHARACTER INCURRED OR EXPENDED FROM TIME TO TIME, REGARDLESS OF WHETHER A DEFAULT HAS OCCURRED, IN CONNECTION WITH THE PREPARATION, NEGOTIATION, DOCUMENTATION, RECORDING, CLOSING, RENEWAL, REVISION, MODIFICATION, INCREASE, REVIEW OR RESTRUCTURING OF THIS AMENDMENT.

      13. NO USURY INTENDED; SPREADING. Notwithstanding any provision to the contrary contained in this Amendment, the Notes or any of the other Loan Documents, it is expressly provided that in no case or event shall the aggregate of (i) all interest on the unpaid balance of the Notes, accrued or paid from the date hereof and (ii) the aggregate of any other amounts accrued or paid pursuant to the Notes or any of the other Loan Documents, which under applicable laws are or may be deemed to constitute interest upon the indebtedness evidenced by the Notes ever exceed the Maximum Legal Rate. In this connection, the parties hereto expressly stipulate and agree that it is their common and overriding intent to contract in strict compliance with the applicable usury laws. In furtherance thereof, none of the terms of the Notes or any of the other Loan Documents shall ever

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be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Legal Rate. No Borrower nor any other parties now or hereafter becoming liable for payment of the indebtedness evidenced by the Notes shall ever be liable for interest in excess of the Maximum Legal Rate. If, for any reason whatever, the interest paid or received on the Notes during its full term produces a rate which exceeds the Maximum Legal Rate, the holder of the Notes shall credit against the principal of the Notes (or, if such indebtedness shall have been paid in lull, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid on the Notes to produce a rate equal to the Maximum Legal Rate. All sums paid or agreed to be paid to the holder of the Notes for the use, forbearance or detention of the indebtedness evidenced thereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the lull term of the Notes, so that the interest rate is uniform throughout the lull term of the Notes. The provisions of this paragraph shall control all agreements, whether now or hereafter existing and whether written or oral, between Borrower and Lender.

      14. BUSINESS LOANS. Borrower warrants and represents to Lender and all other holders of the Notes that all loans evidenced by the Notes are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter Chapter 1D of Title 79, Tex. Rev. Civ. Stats. 1925.

      15. WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRAIL BY JURY WITH RESPECT TO ANY AND ALL ACTIONS OR PROCEEDINGS AT ANY TIME IN WHICH THE BORROWER AND LENDER ARE PARTIES ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

      16. LIEN CONTINUATION; MISCELLANEOUS. Borrower and Lender hereby acknowledge, confirm and agree that the Security Documents secure and shall continue to secure the obligations of Borrower and any other party to any of the Loan Documents (other than Lender) under the Loan Documents, including, without limitation, this Amendment, the Notes, the Letter of Credit Liabilities and the Security Documents are hereby deemed modified to the extent necessary to evidence the foregoing acknowledgments, agreements and confirmations. Nothing contained in this Amendment or the Notes or any other document, instrument or other writing executed in connection with this Amendment shall be construed as a release or impairment of any of the liens, assignments and security interests created or granted pursuant to the Security Documents and such liens, assignments and security interests are hereby ratified and confirmed. The Liens are not waived. To the extent of any conflict between the Loan Agreement or any of the other Loan Documents (or any earlier modification of any of them) and this Amendment, this Amendment shall control. Except as hereby expressly modified, all terms of the Loan Agreement and the other Loan Documents (as any of them may have been previously modified by any written agreement) remain in lull force and effect. This Amendment (a) shall bind and benefit Borrower and, except as herein expressly limited, Lender, and their respective receivers, trustees, successors and assigns (provided, that Borrower may not assign its rights hereunder without the prior written consent of Lender); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN

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ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE
UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT; (d) may be executed in several counterparts, and by the patties hereto in separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement and (e) embodies the entire agreement and understanding between the parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Borrower acknowledges and agrees that there are no oral agreements among the patties with respect to the transactions contemplated by the Loan Documents which have not been incorporated in this Amendment or in the Loan Documents. If any provision of this Amendment should be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected thereby. Each waiver in this Amendment is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (1,) applicable law neither provides for nor allows any material sanctions to be imposed against Lender for having bargained for and obtained it. Wherever the term "including" or a similar term is used in this Amendment, it shall be read as if it were "including by way of example only and without in any way limiting the generality of the clause or concept referred to." Any exhibits, appendices and annexes described in this Amendment as being attached to it are hereby incorporated into it. The headings in this Amendment shall be accorded no significance in interpreting it. BORROWER HEREBY RELEASES, DISCHARGES AND ACQUITS FOREVER LENDER AND ITS OFFICERS, DIRECTORS, TRUSTEES, AGENTS, EMPLOYEES AND COUNSEL (IN EACH CASE, PAST, PRESENT AND FUTURE) FROM ANY AND ALL CLAIMS EXISTING AS OF THE DATE HEREOF (OR THE DATE OF ACTUAL EXECUTION HEREOF BY THE APPLICABLE PERSON OR ENTITY, IF LATER). AS USED HEREIN, THE TERM "CLAIM" SHALL MEAN ANY AND ALL LIABILITIES, CLAIMS, DEFENSES, DEMANDS, ACTIONS, CAUSES OF ACTION, JUDGMENTS, DEFICIENCIES, INTEREST, LIENS, COSTS OR EXPENSES (INCLUDING BUT NOT LIMITED TO COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER, INCLUDING BUT NOT LIMITED TO CLAIMS FOR USURY, BREACH OF CONTRACT, BREACH OF COMMITMENT, NEGLIGENT MISREPRESENTATION OR FAILURE TO ACT IN GOOD FAITH, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED OR PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS, COURSE OF CONDUCT, TORT, VIOLATIONS OF LAWS OR REGULATIONS OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES BASED UPON OR RELATED TO SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE, TO THE EXTENT THE SAME PERTAIN OR MAY PERTAIN TO ANY ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

      THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED
      BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY
      CONTEMPORANEOUSLY  WITH  THE  EXECUTION  HEREOF
      TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH

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      REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND
      MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
      CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE
      PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS
      BETWEEN THE PARTIES.

      EXECUTED effective as of the date first set forth above.

                                    HENLEY HEALTHCARE, INC.,
                                    a Texas corporation


                                    By:    /S/ MICHAEL M. BARBOUR
                                    Name:    MICHAEL M. BARBOUR
                                    Title:    PRESIDENT



                                    COMERICA BANK-TEXAS,
                                    a Texas banking association



                                    By:    /S/ JAMES R. MCNUTT
                                    Name:    JAMES R. MCNUTT
                                    Title:    VICE PRESIDENT


Attachments:

EXHIBIT A - Revolving Note
      (Exhibit B to the Loan Agreement)

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      The undersigned hereby joins in this Amendment to evidence its consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby (and that the Guaranty executed by the undersigned or which it has joined in pursuant to a joinder agreement apply to the "Notes" as such term is amended by this Amendment), to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code ss.26.02 set forth above.



                                    GARVEY COMPANY, a Minnesota corporation



                                    By:    /S/ MICHAEL M. BARBOUR
                                    Name:    MICHAEL M. BARBOUR
                                    Title:    PRESIDENT

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